Acquires Marucci Sports November 2023

Safe Harbor Statement Certain statements in this presentation may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “likely,” “potential” or “continue” or other similar terms or expressions and such forward-looking statements include, but are not limited to, statements with regard to expectations related to the acquisition of Marucci, the future performance of Fox and Marucci, as well as statements about the impact of the global outbreak of COVID-19 on the Company’s business and operations; the Company’s continued growing demand for its products; the Company’s execution on its strategy to improve operating efficiencies; the Company’s optimism about its operating results and future growth prospects; the Company’s expected future sales and future adjusted earnings per diluted share; and any other statements in this presentation that are not of a historical nature. Many important factors may cause the Company’s actual results, events or circumstances to differ materially from those discussed in any such forward-looking statements, including but not limited to: the Company’s ability to complete any acquisition and/or incorporate any acquired assets into its business including, but not limited to, the possibility that the expected synergies and value creation from the Marucci acquisition will not be realized, or will not be realized within the expected time period or the risk that unexpected costs will be incurred in connection with the completion of the Marucci acquisition; the Company’s ability to maintain its suppliers for materials, product parts and vehicle chassis without significant supply chain disruptions; the Company’s ability to improve operating and supply chain efficiencies; the Company’s ability to enforce its intellectual property rights; the Company’s future financial performance, including its sales, cost of sales, gross profit or gross margin, operating expenses, ability to generate positive cash flow and ability to maintain profitability; the Company’s ability to adapt its business model to mitigate the impact of certain changes in tax laws; changes in the relative proportion of profit earned in the numerous jurisdictions in which the Company does business and in tax legislation, case law and other authoritative guidance in those jurisdictions; factors which impact the calculation of the weighted average number of diluted shares of common stock outstanding, including the market price of the Company’s common stock, grants of equity-based awards and the vesting schedules of equity-based awards; the Company’s ability to develop new and innovative products in its current end-markets and to leverage its technologies and brand to expand into new categories and end-markets; the Company’s ability to increase its aftermarket penetration; the Company’s exposure to exchange rate fluctuations; the loss of key customers; strategic transformation costs; the outcome of pending litigation; the possibility that the Company may not be able to accelerate its international growth; the Company’s ability to maintain its premium brand image and high-performance products; the Company’s ability to maintain relationships with the professional athletes and race teams that it sponsors; the possibility that the Company may not be able to selectively add additional dealers and distributors in certain geographic markets; the overall growth of the markets in which the Company competes; the Company’s expectations regarding consumer preferences and its ability to respond to changes in consumer preferences; changes in demand for high-end suspension and ride dynamics products; the Company’s loss of key personnel, management and skilled engineers; the Company’s ability to successfully identify, evaluate and manage potential acquisitions and to benefit from such acquisitions; product recalls and product liability claims; the impact of change in China-Taiwan relations on our business, our operations or our supply chain, the impact of the Russian invasion of Ukraine or rising tension in the Middle East on the global economy, energy supplies and raw materials; future economic or market conditions, including the impact of inflation or the U.S. Federal Reserve’s interest rate increases in response thereto; and the other risks and uncertainties described in “Risk Factors” contained in its Annual Report on Form 10-K for the fiscal year ended December 30, 2022 and filed with the Securities and Exchange Commission on February 23, 2023, its Quarterly Report on Form 10-Q for the quarter ended September 29, 2023 and filed with the Securities and Exchange Commission on November 3, 2023 or otherwise described in the Company’s other filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

Transaction Summary • Disruptive brands and cutting-edge technologies with long runway and potential to take dramatic share • Revenue synergies underpinned by strong cross-over demographics • Strategic diversification to gain more control over outcomes (e.g. shift from OEM to AM) • Deep competitive moats support long term growth and pricing power Rationale • Historical revenue CAGR of 29.7% from 2019 to LTM 9/30/2023, EBITDA CAGR of 45.0% • Immediately accretive to Fox Factory(1) across all key metrics: Revenue, Adjusted EBITDA, and Adjusted EPS • Strong double-digit topline and EBITDA growth from 2019 – 9/30/2023 supported by deep innovation pipeline • Fox benefits from one-time ~$30M tax benefit recognized over multiple years Financial Summary • Term Loan A of $600M, co-terminus with revolver • Pro forma leverage of ~2.1 times by end of 2024 • Interest rate 50 basis points higher than current revolver rate Financing 1) Per CODI public filings. 3

Creating a Shared Brand Halo of Professionals and Performance Enthusiasts Professional Demand the best product for competitive edge College Athletes / Elite Players Look up to the Professional Athletes and wish to use the same leading innovative products Sport Enthusiasts Wish to only use the best, technologically advanced products available to them Professional Athletes Demand the best product for competitive edge Ultra & Performance Enthusiasts Desire for the same performance as the professional athletes they admire Affluent Consumers Fulfill their dream of living the affluent adventurer lifestyle, where only the best of the best matters Pros Elite Everyday Enthusiasts 4

Marucci at a Glance Pro/Enthusiast Brand with Clear Market Leadership in Baseball and Grips Unmatched Usage by the World’s Best Players (unpaid) Creates Brand Halo and Provides Valuable Data to Develop Market Leading Products Proven Ability to Penetrate Adjacent Product Categories Technology-Driven Product Development and Innovation Strategy Competitive Moat Through Know-How, Proprietary IP, and Supply Chain Omnichannel Distribution with Leading DTC Platform (e-commerce, direct-to-team, experiential retail) Compelling Financial Profile with Rapid Organic Growth, High Margins & Strong FCF Generation 56% MLB Market Share $187M LTM Q3’23 Revenue $52M LTM Q3’23 Adj. EBITDA 29% ’19A –LTM 9/30/23 Revenue CAGR 45% ’19A – LTM 9/30/23 EBITDA CAGR 5 24% OF REVENUE IS DIRECT TO CONSUMER

Pro Forma Financials Accretive to Revenue Growth and Margins Key Financial Rationale 19.7% 29.7% 20.6% Pro Forma 19.4% 27.7% 20.3% Pro Forma 2019A – LTM 9/30/23 Revenue CAGR LTM 9/30/23 Adjusted EBITDA % Margin(1) Source: FOXF and CODI Public filings. 1) Excludes synergies. Accretive to growth and margins even without the impact of synergies Counter seasonal sales cycle and revenue diversity Opportunity to leverage combined scale and operational efficiencies Manufacturing synergies with aluminum and composite products Innovation, R&D collaboration to unlock potential new product designs 6 Established brand with multiple growth categories and markets in motion (1+1=3)

Multiple Vectors of Continued Growth












marucci

marucci

1. Utilize Cutting Edge Innovation and Technology to Disrupt the Game
2. Expand Offering in Bats Across Brands and Customer Segments
3. Capitalize on Significant International Momentum
4. Grow Penetration in Softball
5. Expand Proven Fielding Glove Opportunity
6. Strategically drive expansion of Hitter's House Locations
7. Grow Offering in Grips by Continuing to Enter New Markets Beyond Sports
8. Continue to Create Differentiated On-Field Apparel & Develop Performance Footwear

7

The Best Brands in Baseball & Beyond RAPIDLY GROWING LEADERSHIP IN Metal Bat #1 Bat Grip #1 Wood Composite Bat CATX OFFICIAL GRIP OF THE Product Leadership Across All Core Categories 8 #1 & #2 Most Used Wood Bat in Big Leagues

DESIGN DRIVEN CRAFTMANSHIP AND UNPRECEDENTED COMMITMENT TO PERFORMANCE-BASED QUALITY

WE KNOW GRIP WOOD-LIKE PERFORMANCE W/ UNMATCHED DURABILITY

We Are Authentic, We Live and Breathe Our Brands 11 BOTH BRANDS ARE LED BY ENTHUSIASTS WHO DESIGN PRODUCTS FOR THEIR ENTHUSIAST CUSTOMERS Marucci was Created and Continues to Be Led by Passionate Diamond Sports Players

The Best Players Use Marucci, Victus and Lizard Skins Marucci products are manufactured to the highest specification with the most advanced analytics & technology Professional players purchase products at full price – no bat is free – the pros trust Marucci when it counts the most 14 MVP Award Winners 111 Silver Slugger Award Winners 56% of Big Leaguers use Marucci or Victus Bats 254 All Stars since 2009 10 Rookie of the Year Winners 12 Trea Turner Austin Riley Alex Bregman Tim Anderson

Why Marucci & Victus? – Performance Matters 231 194 136 50 33 21 21 15 6 5 5 3 2 0 50 100 150 200 250 Source: Management Estimates 2023 Post Season Hits

Attention to Detail, Quality and Continuous Product Improvement in all Aspects of the Game Expertise & Craftsmanship with Meticulous Attention to Detail Like Fox, All Marucci Products are Player-Tested, Field-Tested and Lab-Tested Before Ever Reaching the Consumer With 20 Years of Experience Leading Innovation Driving Premium Performance Utilizing Technology and Feedback from the Best to Change the Game 14

New Product Innovation Sets Marucci Up For Long Term Sustainable Growth We Will Never Be Complacent – Marucci is Always Looking for the Next Market DISRUPTOR Across Categories Bringing Success and Differentiated Product to Areas Where Others Have Failed Fielding Gloves Introduced in 2019 Cleats & Trainers Coming Soon in 2024 Puck Knob Introduced in 2019, BPL in 2020, CATX in 2022, CATX2 in 2024 Opportunity to Achieve Rapid Growth in the International Market Since Introducing Fielding Gloves in 2019, Marucci is Growing Fielding Glove SKU Count at Key Retailers 15

Marucci Has Unparalleled Relationships Across the Game Leading Relationships Across Sales Channels - Similar to Fox where both brand’s OEM and Retail Partners Need Marucci and Fox Products for their Own Success Both and aaa have a Shared Passion for Connecting with Our Consumers through Events and Other Grassroots Engagements Celebrating the Game with those That Love it 24/7 Access for Those who Live and Breathe the Game Always Showing Up. No Excuses. MOBILE TOUR 100+ Tournaments Attended 5K+ Players and Coaches 9 Current Locations Leading Relationships with Teams from Collegiate to Youth Providing Retailers with the Best Product and the Best Service 16

Balanced Distribution Catering to All Levels of the Sport Allowing Marucci to Meet Customers Where They Want to Buy 1) Represents channel breakdown for TTM May 2023A. 2) L.E.K. Research. 14% 8%2% 38% 38% WINNING ACROSS ALL CHANNELS EARLY INNINGS OF EXPANDING PRESENCE IN GAME CHANGERS FOR THE MARUCCI BRAND JAPAN & KOREA HITTER’S HOUSE BPL BIG BOX Tailored offering with sports focused retailers reaching the elite athlete (not in mass) E-COMMERCE & RESELLERS Allows Marucci to be wherever its consumers currently purchase diamond sports products DTC WEBSITES, PRO & MOBILE TOUR Owned distribution drives brand loyalty and awareness DIRECT-TO-TEAM Connecting directly to teams, players and parents through in-house, online sales platform HITTER’S HOUSE Authentic in-store engagement generating sales and awareness $800M Japan TAM(1) $300M Korea TAM(1) 9 Units Today 60+ Potential Opportunity to leverage in all Hitter’s House locations, bringing the technology to all levels of play 24% TOTAL DTC (1) L.E.K. research. Market size represents manufacturing dollars (not retail) and on-field apparel only (not fanwear).

A Long History of Continued Growth

(Net Revenue, $ Millions)



Founded as Marucci Bat Company
Acquired Victus Sports
Victus
#4 Bat in MLB at acquisition, now #1
Acquired Carpenter Trade, securing game-changing Carpenter MODified technology
Introduced Fielding Gloves
Vertically integrated wood mills
Formed Baseball Performance Lab
Launched Marucci Japan office
Shortened season due to COVID
Acquired Lizard Skins
BPL Research leads to the most successful bat launch in history: CATX
Acquired Baum Bat
Baum
2004A
2017A
2018A
2019A
2020A
2021A
2022A
2023E
Marucci(1)
Victus
Lizard Skins
Baum
29.7% CAGR @ LTM 9/30/23

Note: 2017 & 2018 inclusive of Marucci & Victus net revenue, not pro forma for Lizard Skins and Baum net revenue.
Inclusive of Hitter's House, Baseball Performance Lab and Other revenue.

Marucci is well positioned to continue disrupting the large and growing Diamond Sports market

TOTAL ADDRESSABLE MARKET & POTENTIAL

DIAMOND SPORTS EQUIPMENT & APPAREL[1]

~$3B Total TAM **+** Incremental TAM from Potential **Services including Hitter's House,** BPL Services and BPL Licensing


~$1.1B
Japan and South Korea
Large Opportunity Internationally Where Marucci has Proven Traction
~$1.9B
U.S. & Canada
Huge Runway to Continue Disrupting US Market
~6%
Marucci Global Market Share

MARUCCI IS BEST POSITIONED TO CAPTURE THE OPPORTUNITY

SPECIALIZATION / INTENSITY
Drives higher spend as athletes purchase more gear & seek continual upgrades for better equipment

Marucci has the Most **Technical Products** on the Market Driving a High Annual Average Spend of ~$500 Plus on Bats for Marucci's Core Athlete / Enthusiast Customer[2]

PARTICIPATION
Higher Income, Core Athlete Participation Growth Outpaces the Broader Population

Marucci's Strategic Focus is **Elite Players,** Who Are Choosing to Play More Baseball Each Year

PREMIUMIZATION & CUSTOMIZATION
Heightened athlete sophistication and desire for more premium, personalized options

Marucci is Delivering the **Most Highly Customized, Premium Products** on the Market through Leading Customization Capabilities, Unique Features and Advanced Technology

FOX FACTORY

(1) L.E.K. research. Market size represents manufacturing dollars (not retail) and on-field apparel only (not fanwear).
(2) $500 annual average spend represents an estimate from Locker Room, with typical player packages ranging between $400-$600 for uniforms, helmets, batting gloves and bags

WHY MARUCCI 1 DISRUPTIVE BRAND WITH LEADING MARKET SHARE AND AN EXPANDING PRODUCT OFFERING 5 LARGE AND GROWING MARKET EXPERIENCING POSITIVE TAILWINDS 2 LEADING INNOVATION AND PROPRIETARY SUPPLY UNDERLYING BEST-IN-CLASS PRODUCTS 6 MULTIPLE GROWTH OPPORTUNITIES WITH PROVEN MOMENTUM 3 OMNI-CHANNEL DISTRIBUTION SERVES PLAYERS AT EVERY LEVEL OF THE SPORT 7 WORLD-CLASS LEADERSHIP TEAM WITH DEEP BENCH OF EXPERTISE 4 WELL INVESTED PLATFORM TO SUPPORT FUTURE GROWTH 8 COMPELLING FINANCIAL PROFILE

APPENDIX

Grassroots to Pro: years of targeting the best players at all levels has created a deeply-entrenched halo

Pro Halo

Professional

~56% Market Share(1)
of Big League Players

Top Talent

College

Exclusive partnership with LSU Baseball (2023 CWS National Champions) and other top D-1 programs

Top Talent

Elite Youth Baseball

~25K of the best young diamond sports players in Marucci Founders and Franchise Club Programs

Bespoke analysis to maximize performance

Product feedback, custom requests

Field tested prior to new launches; real-time feedback

Marucci is central to baseball career

Unparalleled Innovation

Through BPL and Marucci Performance Center

marucci

Most technologically-advanced product offering in the industry

Grassroots Engagement

Through Mobile Tour, Hitters House & Founders Clubs

The Athletic

Inside the high-tech hitting lab where Austin Riley and other MLB stars test their bats


THE POWER HOUSE

Paul Skenes *and* ***Dylan Crews*** *(#1 and #2 overall draft picks)*

"...Marucci has done a **better job of being on the field with the kid compared to us or [competitor]** ... what they excel in is creating an **emotional connection** with their bat and the player to create loyalty..."
- Competitor Leadership

1) Represents total MLB wood bat market share for 2022A.

22

marucci

Leveraging the BPL to Keep Marucci’s Products and Processes Ahead of the Curve for the Next 20 Years Innovation in action: baseball performance lab’s data-driven approachMarucci Balance Point Index (BPI)TM Baseball Performance Lab (“BPL”) Contains Technology That Allows for Independent Measurements of the Bat, the Ball, the Body and Ground Reaction Forces – Creating Precise Bat Optimization for Each Player Profile BPL Refines the Bat Optimization Process for All Levels of the Sport and Validates Existing and New Product Lines Under Development To date, 100+ MLB players have trained in the lab providing valuable data and insights BatRX App Team Services Proprietary single index that allows players to describe how individual bats swing Allows the bat fitter and athlete to access real time key data and equipment recommendations Work with teams from high school to MLB to help players track data and results and ultimately, help them optimize their game 23

Best in class management team in place to drive growth 1) Includes tenure at Victus. TEAM TITLE YEARS AT MARUCCI PRIOR EXPERIENCE Kurt Ainsworth Founder & CEO 19 Michael Uffman CFO 10 Mark Barry EVP of Global Sales 9 Jared Smith GM,Co-Founder of Victus 11(1) Jim Lunney COO 1

25 Marucci financial summary

26 Adjusted EBITDA Reconciliation LTM ($ in Millions) 2019 2020 2021 2022 As of 9/30/2023 Net Income (Loss) $5.5 ($18.3) $10.2 $11.5 $19.3 Management Fees and Board Compensation 1 - 1.3 1.6 0.6 0.6 Depreciation & Amortization 2.0 11.5 8.6 12.6 12.9 Interest Expense, Net 0.6 1.9 3.1 7.0 9.3 Income Tax (Benefit) Expense - (1.3) 3.1 4.3 6.6 Stock Option Compensation 0.3 0.7 1.1 1.5 1.7 Transaction Costs 2 3.2 17.7 1.0 1.1 1.4 Other Expense3 0.1 0.4 2.2 (1.8) 0.0 Adjusted EBITDA $11.7 $14.0 $30.9 $36.8 $51.7 Sales $66.1 $65.9 $118.2 $165.4 $187.0 Adjusted EBITDA Margin 17.7% 21.3% 26.1% 22.3% 27.7% 1 Represents fees paid for management fees to former owners and additional board compensation to independent directors. 2 Represents various acquisition related costs and expenses required to integrate entities into the Company's operations. 3 Represents other expenses associated with historical flood damage and repairs needed, COVID-related expenses to maintain operations and other non-recurring expenses. Fiscal Year